Exhibit 99.1

Every Second Counts™ January 2019

Forward Looking Statements This presentation (together with any other statements or information that we may make in connection herewith) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to Kiniksa Pharmaceuticals, Ltd. (and its consolidated subsidiary, together, unless context otherwise requires, “Kiniksa,” “we” or “our”). In some cases, you can identify forward looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “goal,” “design,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these identifying words. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation, statements regarding our strategy and corporate goals, potential acquisitions and collaborations, product development activities, clinical trials and other studies, regulatory and other applicable authority submissions, applications and approvals, our pre-commercial efforts, potential value drivers for the company, potential market opportunities and competitive position, and plans for capital allocation. These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements, including without limitation the important factors discussed under the caption “Risk Factors” in a registration statement including a prospectus we filed with the Securities and Exchange Commission (the “SEC”) in connection with the offering to which this presentation relates and other filings subsequently filed with the SEC. These forward-looking statements reflect various assumptions of Kiniksa's management that may or may not prove to be correct. No forward-looking statement is a guarantee of future results, performance, or achievements, and one should avoid placing undue reliance on such statements. Except as otherwise indicated, this presentation speaks as of the date of this presentation. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation also contains estimates, projections, and/or other information regarding our industry, our business and the markets for certain of our product candidates, including data regarding the estimated size of those markets, and the incidence and prevalence of certain medical conditions. Unless otherwise expressly stated, we obtained this industry, business, market and other data from reports, research surveys, clinical trials, studies and similar data prepared by market research firms and other third parties, from industry, medical and general publications, and from government data and similar sources. Information that is based on estimates, forecasts, projections, market research, or similar methodologies is inherently subject to uncertainties and actual events or circumstances may differ materially from events and circumstances reflected in this information. You should read the prospectus and the other documents we file with the SEC for more complete information about us and the offering. You may obtain these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, the company, any underwriter or any dealer participating in the offering with arrange to send you the prospectus at your request by J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Attention: Equity Syndicate Desk. Any offering of securities will only be made by means of a registration statement (including a prospectus) filed with the SEC, after such registration statement becomes effective. No such registration statement has become effective as of the date of this presentation. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. We are not soliciting, nor will we solicit offers to buy securities of Kiniksa in any jurisdiction where the offer or sale is not permitted and Kiniksa has not independently verified the accuracy of such material. 2 | 28 January 2019

Passionate Employees Sequential Pipeline Rare and Specialty Diseases Strong Biologic Rationale or Validated Mechanisms Potential for Multiple Indications 3 | 28 January 2019

Building a fully-integrated global biopharmaceutical company Discovering, acquiring, developing and commercializing life-changing therapies for debilitating diseases B USI N E SS D EV EL O P M EN T 4 | 28 January 2019 DATA-DRIVEN CAPITAL ALLOCATION

Pipeline of 5 product candidates across various stages of development

Program & Target	Indication	Preclinical	Phase 1	Phase 2	Phase 3	Status	Rights
1 **Rilonacept**[1] IL-1α & IL-1β	Recurrent Pericarditis					• Enrolling single, pivotal Phase 3 trial	Worldwide (excluding MENA)
2 **Mavrilimumab** GM-CSFRα	Giant Cell Arteritis (GCA)					• Enrolling global Phase 2 proof-of-concept trial	Worldwide
3 **KPL-716** OSMRβ	Prurigo Nodularis (PN)					• Plan to initiate adaptive design Phase 2a/2b trial in PN in 1H 2019	Worldwide
	Chronic Idiopathic Pruritus, Chronic Idiopathic Urticaria, Plaque Psoriasis, Lichen Simplex Chronicus, Lichen Planus					• Plan to initiate Phase 2 exploratory pilot study in multiple diseases characterized by chronic pruritus in 1H 2019	
	Atopic Dermatitis (AD)					• Enrolling repeated-single-dose Phase 1b trial	
4 **KPL-045**[2] CD30L	Autoimmune					• Plan to file IND in 2H 2019	Worldwide
5 **KPL-404**[2,3] CD40	Autoimmune					• Plan to file IND in 2H 2019	Worldwide

1) Rilonacept (ARCALYST®) is approved and marketed for cryopyrin-associated periodic syndrome, in the United States by Regeneron Pharmaceuticals, Inc. We will assume the rights to this indication upon receiving approval for rilonacept in the recurrent pericarditis indication; 2) We are planning IND-enabling studies for both KPL-045 and KPL-404 in T-cell-dependent, B-cell-mediated diseases, such as pemphigus/pemphigoid, myasthenia gravis, or graft versus host disease; 3) Subject to closing our acquisition of Primatope.

5 | 28 January 2019

KINIKSA

Strong execution produced transformational 2018

2018 Goals	2019 Goals
✓ **Rilonacept** Report interim Phase 2 data Start Phase 3 clinical trial	☐ **Rilonacept** Enroll in the pivotal Phase 3 clinical trial Present Phase 2 data at ACC
✓ **Mavrilimumab** U.S. IND and global regulatory submissions Start global Phase 2 clinical trial (GCA)	☐ **Mavrilimumab** Enroll in the global Phase 2 clinical trial (GCA) Announce additional indication
✓ **KPL-716** Report Phase 1a/1b data Start repeated-single-dose Phase 1b clinical trial	☐ **KPL-716** Advance into multiple chronic pruritic diseases Report repeated-single-dose-data
✓ **KPL-045** IND enabling studies	☐ **KPL-045** File IND
✓ **KPL-404** IND enabling studies	☐ **KPL-404** File IND

6 | 28 January 2019

KINIKSA

1 Rilonacept – Phase 3 (IL-1α and IL-1β cytokine trap) Rilonacept Mavrilimumab KPL-716 KPL-045 KPL-404 ) 1) Brucato et al. JAMA. 2016, 316 (18): 1906-1912; Arcalyst Prescribing Information; 2) IQVIA PharMetrics Plus Claims Data 1/1/2013-3/31/2018; ClearView Analysis, UptoDate, Trinity Partners, Mayo Clin Proc. 2010 ;85 (6): 572-593; New Diagnostic Criteria for Acute Pericarditis: A Cardiac MRI Perspective, 2015 American College of Cardiology; 3) Drugs@FDA: Arcalyst Prescribing Information, Ilaris Prescribing Information, Kineret Prescribing Information; Kaiser et al. Rheumatol Int (2012) 32:295–299; Theodoropoulou et al. Pediatric Rheumatology 2015, 13(Suppl 1):P155 ; Fleischmann et al, 2017 ACR/ARHP Abstract 1196; Kosloski et al, J of Clin Pharm 2016, 56 (12) 1582-1590; Cohen et al. Arthritis Research & Therapy 2011, 13:R125; Cardiel et al. Arthritis Research & Therapy 2010, 12:R192; Hong et al. Lancet Oncol 2014, 15: 656-666 7 | 28 January 2019 Mechanism of Action1 IL-1α and IL-1β cytokine trap Lead Indication Recurrent Pericarditis (approved in the U.S. for CAPS, a rare autoinflammatory disease) Addressable Population2 ~14k patients in the U.S. (~3k refractory, ~6k poorly-controlled or steroid-dependent, ~5K steroid-intolerant Competition3 No currently-approved therapies for recurrent pericarditis; differentiated from other marketed IL-1 agents Clinical Development Enrolling a global, pivotal Phase 3 trial (RHAPSODY); Presenting data from ongoing Phase 2 trial at ACC Rights Worldwide (excluding MENA); BLA transfers to Kiniksa upon approval in recurrent pericarditis Opportunity in an inflammatory cardiovascular disease with no currently-approved therapies

Recurrent pericarditis is a debilitating therapies disease with no currently approved Pericarditis is chest pain caused by pericardial inflammation Recurrent pericarditis causes significant impairment of quality of life constrictive pericarditis) but, when they occur, they can be life 8 | 28 January 2019 Acute Episodes Have Favorable Prognosis: • For most patients, acute pericarditis episodes last less than a few weeks and resolve on their own Recurrent Disease Creates Burden on QOL: • Although pericarditis is rarely life-threatening, patients may have significant impairment on quality of life due to chest pain: - Interference with sleep, as chest pain worsens while reclining - Lower productivity at work or school - Some patients may be on disability or close to it - Standard of care treatments have significant AEs Complications Are Rare But Severe: • Complications of pericarditis are rare (i.e., effusion, tamponade, threatening and often require surgery Acute Pericarditis is diagnosed in patients with two of the following: • (1) Retrosternal, pleuritic chest pain (85-90% of cases), (2) Abnormal ECG (ST elevation and PR depression); (3) Pericardial effusion Often Idiopathic Etiology: • Absent a clear sign of infection, it is assumed that most cases are post-viral, but are termed “idiopathic” Recurrent Pericarditis: • Diagnosed if there is recurrence after initial episode of acute pericarditis, with a symptom-free interval of > 4-6 weeks  First recurrence is followed by more recurrences between 20% - 30% of the time Involvement of IL-1 in Recurrent Idiopathic Pericarditis: • IL-1 has been implicated by several case reports and the AIRTRIP Study to be critical in idiopathic pericarditis

Refractory patients are left with few treatment options and rilonacept could mitigate the dangers of long-term steroid use



Recurrent Pericarditis
(after symptom-free interval of 4-6 weeks)
1st line
Aspirin or NSAID + Colchicine + exercise restriction
2nd line
Systemic corticosteroids
(in case of contraindication to aspirin/NSAID/colchicine and after ruling out infectious cause)
Opportunity if "steroid sparing"
3rd line
IVIG, Azathioprine, Methotrexate, or Anakinra (off-label)
Refractory patients: IL-1 Candidates
4th line
Pericardiectomy

Sources: UptoDate, Trinity Partners, Kiniksa Analysis

9 | 28 January 2019

KINIKSA

Recurrent pericarditis prevalence in the U.S. estimated to be ~40k patients*

Addressable opportunity for rilonacept in the U.S. estimated to be ~14K patients*


~3k
Refractory Patients
+
~6k
Poorly-Controlled or Steroid-Dependent Patients
+
~5k
Steroid-Intolerant Patients Refractory to NSAIDs and Colchicine
~14k Patients

Based on multiple claims data

* Estimates based upon the diagnosed and treated patients in the healthcare system per IQVIA PharMetrics Plus Claims Data 1/1/2013 – 3/31/2018; ClearView Analysis.

10 | 28 January 2019

KINIKSA

Recurrence burden significantly impacts morbidity and impairs quality of life

Impact of Pericarditis

Refractory and steroid dependent patients have the highest recurrence burden, with ~30 – 40% of patients experiencing ≥2 annual episodes, significantly higher than the broad recurrent population

Over the last two years, **~6% of refractory and steroid dependent patients also had constrictive pericarditis** and ~8% of refractory patients had cardiac tamponade

Patients report **fear and anxiety due to the unpredictability of flares and the severity of recurrences**, impeding their ability to have a normal family or work life

Based on multiple claims data

Source: IQVIA PharMetrics Plus Claims Data 1/1/2013 – 3/31/2018; ClearView Analysis.

11 | 28 January 2019

Open-label Phase 2 clinical trial of rilonacept in pericarditis populations Subjects 6 to 75 years old Distinct Trial Populations > 1mg/dL Confirmed L Screening Period Extension Period Open-Label Treatment Period pt (6 doses) > 1mg/dL 2nd 3rd Dose 160 mg 4th Dose 160 mg 5th Dose 160 mg Loading 6th Dose 160 mg Continued Weekly Dosing 320 mg DoseDose 320 mg160 mg 12 | 28 January 2019 receiving corticosteroids No CRP cutoff CRP Subjects with recurrent PPS NSAIDs +/-colchicine +/-Symptomatic At least 3rd episode (Previous: index + at least 1 recurrence) Corticosteroid-dependent (Previous: index + at least 2 recurrences) Current Tx. (< 72 hrs) R ilonace Up to 18 weeks No CRP cutoff MRI Inflammation CRP < 1m g/d Subjects with IRP receiving NSAIDs +/-colchicine +/-corticosteroids Symptomatic At least 3rd episode (Previous: index + at least 1 recurrence) Corticosteroid-dependent (Previous: index + at least 2 recurrences) Part 1 Part 2 Part 3 Part 4 Part 5

Open-label interim Phase 2 data showed reduction in both the inflammation biomarker and reported pain 10 9 8 7 6 5 4 3 2 1 0 End of TP BL D3 Wk 2 Wk 3 Wk 4 Wk 5 Wk 6 WK10 WK14 WK18 WK22 WK24 13 | 28 January 2019 Notes: Interim data from on-going study (Part1) as of Nov 1st, 2018; Baseline = rilonacept 320mg loading dose; Week 1 through Week 6= rilonacept 160mg; EoTP= End of Treatment Period CRP (mg/dL) mean (± SE) NRS mean (± SE) BL D3 Wk 2 Wk 3 Wk 4 Wk 5 Wk 6 EoTP Wk10 Wk14 Wk18 Wk22 Wk24 CRP # of Subjects 12 9 11 10 9 4 10 7 7 3 2 4 CRP mean 4.91 0.32 0.26 0.24 0.20 0.37 0.36 0.21 0.27 0.47 0.78 0.44 Pain # of Subjects 12 10 12 12 7 12 8 10 7 7 5 6 4 Pain mean 4.6 2.7 1.3 2.0 0.6 1.5 0.9 0.8 0.6 0.9 0.0 0.0 0.3 Base Treatment Period Optional Extension Period CRPNRS Time to CRP normalization (median): 9 days •Rilonacept 320 mg SC loading dose •Rilonacept 160 mg SC weekly maintenance added to continued standard of care •NSAIDs, colchicine and corticosteroids allowed to be weaned during optional 18-week extension period •Endpoints include NRS, CRP and pericarditis signs/symptoms

Pericardial signs resolved during rilonacept 6-week base treatment period Pericardial Effusion PR Depression Widespread ST Pericardial Rub 14 | 28 January 2019 Note: Interim data from on-going study (Part1) as of Nov 1st, 2018 Number of Subjects Baseline (n= 12) 12End of Base Treatment Period (n= 10) 0 Elevation 6 4 1 3 2 0 1 0

Summary of adverse events • • • • Rilonacept was generally well-tolerated 7/12 subjects experienced at least one treatment-related adverse event during the treatment period The most common adverse events were mild transient injection site reaction and gastrointestinal disorders One patient discontinued from the study due to a Treatment-Emergent Serious Adverse Event, skin abscess Treatment-Related and Non-Treatment-Related TEAEs AEs Occurring at Least Once (by Affected Organ System) (n=12) * 1 patient discontinued due to SAE of skin abscess (occurred after the Nov 1st data cutoff) Notes: Interim data from on-going study (Part1) as of November 1st, 2018; AE = Adverse Event; TEAE = Treatment Emergent Adverse Event 15 | 28 January 2019 Organ System Preferred Term Part 1 Number (%) of subjects who had at least one AE 12 (100%) Gastrointestinal disorders 6 (50%) General disorders and administration site conditions 5 (41.7%) Infections and infestations 5 (41.7%) Investigations 5 (41.7%) Liver function test increased 2 (16.7%) Blood cholesterol increased 1 (8.3%) Blood creatine phosphokinase increased 1 (8.3%) HDL increased 1 (8.3%) Musculoskeletal and connective tissue disorders 2 (16.7%) Category Subjects (n=12) Subjects with at least one TEAE 12 Subjects with at least one treatment-related TEAE 7 Subjects with at least one serious TEAE 2 Subjects with a serious Treatment-Related TEAE* 1 Subjects with at least one TEAE leading to treatment discontinuation* 1 Subjects with at least one TEAE leading to death 0

Pivotal Phase 3 clinical trial of rilonacept for recurrent pericarditis



Loading Dose
320 mg SC
Randomization
1:1
Primary Efficacy Endpoint
Time-to-First-Pericarditis-Recurrence
End of Study
(EOS)
Screening Period
Single-Blind Run-In Period*
24-Week Double-Blind, Placebo-Controlled, Randomized-Withdrawal Period
24-Week Long-Term Extension Treatment Period
24-Week Long-Term Extension Follow-Up Period
Blinded Rilonacept 160 mg SC weekly
Blinded Rilonacept 160 mg SC weekly
Blinded Placebo SC weekly
Open-Label Rilonacept 160 mg SC weekly
Stabilization and tapering of background pericarditis medications
Clinical responders randomized 1:1 to monotherapy rilonacept 160mg SC weekly or placebo

Inclusion Criteria:

- Present at screening with at least a third pericarditis episode, defined as at least 1 day with NRS pain of ≥ 4
- CRP value ≥ 1 mg/dL within the 7-day period prior to first study drug administration
- Concomitant NSAIDs and/or colchicine and/or oral corticosteroid treatment in any combination

Primary Outcome Measure (24 weeks):

- Time to pericarditis recurrence

Secondary Outcome Measures (24-weeks):

- Proportion of subjects who maintained Clinical Response
- Percentage of days with no or minimal pain
- Proportion of subjects with absent or minimal pericarditis symptoms
- Proportion of subjects with adverse events

16 | 28 January 2019

* Duration of the run-in period undisclosed in order to maintain study subjects blinded to the start of the randomized-withdrawal period.

KINIKSA

2 Mavrilimumab – Phase 2 (monoclonal antibody inhibitor targeting GM-CSFRα) Rilonacept Mavrilimumab KPL-716 KPL-045 KPL-404 Mechanistic rationale for focusing on high unmet need vasculitides & inflammatory cardiomyopathies 1) Sources: Wicks, Roberts, Nature Review Immunology, 2015; Hamilton, Expert Review of Clinical Immunology, 11:4, 457-465; 2) Chandran et al., Scand J Rheumatol, 2015; Trinity Consulting – HCUP/Medicare Data, Quantitative Survey (n=102 rheumatologists); 3) Cortellis,;UpToDate; Correspondence, Trial of Tocilizumab in Giant-Cell Arteritis, NEJM, 2017 17 | 28 January 2019 Mechanism of Action1 Monoclonal antibody inhibitor targeting GM-CSFRα; a key mediator of inflammation and autoimmunity Lead Indication Giant Cell Arteritis (GCA) Addressable Population2 ~75k - 150k prevalent in the U.S.; similar prevalence in other major markets Competition3 Only one FDA-approved therapy for GCA, but unmet needs remain Clinical Development Enrolling a global Phase 2 proof-of-concept clinical trial Rights Worldwide

GCA is a serious condition characterized by inflammation of medium-large blood vessels; it can lead to bilateral blindness if left untreated

1. **Chronic Inflammation of Medium-Large Blood Vessels**
   - GCA is characterized by inflammation of medium-large blood vessels with **predisposition for the cranial branches of the carotid artery** and is typically **found in patients over 50 years old.**
   - Due to the impact on the carotid arteries, GCA is **often characterized by temporal specific symptoms like headaches**, jaw claudication and scalp tenderness
2. **If left untreated, GCA can cause serious complications**
   - While the onset of symptoms tends to be subacute, patients can experience **acute events including permanent vision loss (~10-20% of patients)** and/or aneurysms/dissections (~1-6% of patients)
   - Due to the threat of these more serious complications, giant cell arteritis is **considered a medical emergency**; treatment with high-dose steroids effectively prevents complications
3. **GCA variants associated with unique presentations**
   - **LV-GCA**, characterized by the involvement of the aorta and its major proximal branches, is estimated to be involved in anywhere from ~**30-80% of patients**
   - **~40-50%** of GCA patients **suffer from Polymyalgia Rheumatica**, a rheumatic disease characterized by widespread aching and stiffness; symptoms are relieved immediately upon starting on low-dose steroids


Inflamed temporal artery
Giant cell arteritis
© Healthwise, Incorporated

> "*There is an urgency of treatment with these patients, compared to other conditions it's serious.*" – Rheumatologist

> "*There are people out there that need to get this disease under control, but they never receive the correct treatment, this is life threatening!*" – Rheumatologist

> "*I hate steroids, the long –term side effects are sometimes worse than the disease but, I definitely don't want to go blind.*" – GCA Patient

18 | 28 January 2019

Sources: Medcape; Trinity Partners primary market research

KINIKSA

Current treatment paradigm for GCA involves high-dose steroids for all patients upon clinical suspicion



High dose steroids
Low dose steroids
Patient Experiences Disease Flare
~30-50% of patients flare within the first year after diagnosis
Maintain Low Dose Steroids (<5mg/day) to Prevent Recurrence
True Remission (discontinue treatment)
~40-60% of patients are tapered completely
2+ Line Therapy
• Steroid dose is increased
• Steroid sparing agent (e.g. MTX, AZA, Actemra)
Steroid sparing agents are prescribed to ~40-60% of patients after their first flare and to all patients with chronic flares
Patient relapses
~60-80% of patients will eventually experience a relapse

All Patient Receive High-Dose Steroids:

- High-dose steroids are **effective at preventing disease related complications;** however, **they may lead to life altering side-effects** like osteoporosis and diabetes

No Algorithmic Treatment Approach:

- A few treaters initiate **steroid sparing agents** early on in the treatment paradigm, relying on them more for the chronic treatment of GCA
- Others treat GCA in more of a stepwise fashion, adding new agents on top of steroids only following disease flares/relapse

Source: Trinity Partners Primary Market Research (n=10 Rheumatologists)

19 | 28 January 2019

GCA prevalence in the U.S. estimated to be between 75k-150k

Literature Sources	HCUP/Medicare Data	Quantitative Survey Data
~8K – 20K Incident GCA patients	~45K Medicare GCA patients[1]	Avg. GCA patients: ~22 Avg. RA patients: ~390[3]
~65K – 220K[5] Prevalent GCA patients	*~61% GCA patients covered by Medicare[2]*	Applied ratio of GCA:RA patients to RA prevalence RA prevalence: ~1.3M[4] *(GCA represents ~5.7% of RA)*
~65K-200k GCA patients	**~75K** GCA patients	**~75K** GCA patients

Key Considerations to Market Sizing Approach

Wide range

- **High geographic variation:** GCA prevalence estimates vary across geographies with Northern European populations showing the highest rates and Asian populations the lowest
- **Weighted by US demographics:** Given the demographic breakdown of the US, prevalence of GCA is likely ~75k-150k (less than that of purely Northern Europeans, but more than estimates from Asian countries)

Under-representation

- **Represents Actively Managed Patients:** Medicare analysis does not capture GCA patients who were not actively managed within a given year; thus, the estimate from this analysis will exclude some remission patients or patients likely to relapse

Under-representation

- **Represents patients actively seen by a Rheum:** Rheumatologists reported the number of GCA patients they manage. Patients who are not actively managed would likely be excluded from these estimates

Sources: 1.) Medicare analysis conducted 1/2018 2.) Trinity Partner's Quantitative Primary Market Research (n=74) 3.) Trinity Partner's Quantitative Primary Market Research (n=196) (includes data from screener portion of survey) 4.)Prevalence of rheumatoid arthritis in the United States adult population in healthcare claims databases, 2004-2014, Hunter et al. 2017, 5.) Crowson et. al, 2017

20 | 28 January 2019

KINIKSA

GM-CSF is a key growth factor believed to be involved in the pathology of GCA

Estimated U.S. prevalence of ~75k-150k[1]; ~50-70% of patients are refractory or steroid-dependent[2]

1	**GM-CSF and GM-CSFRα are overexpressed in GCA lesions**	• Both the receptor[3] and the GM-CSF[4] are expressed in the lesion vs. normal healthy controls
2	**GCA Lesions are heavily comprised of giant cells & non-classical macrophages**	• GM-CSF signaling plays a role in the generation and maturation of giant cells[5] and non-classical macrophages (CD16+)[6] • GM-CSF has been shown to induce endothelial cell migration and proliferation[7] • Inhibition of GM-CSF signaling by mavrilimumab could reduce the number and/or activity of these cells in the vessel wall
3	**Multiple key cytokines driving GCA are downstream of GM-CSF signaling**	• Relevant downstream cytokines in GCA are IL-6, IFNγ and IL-17/23[8] • Inhibiting GM-CSF signaling with mavrilimumab could reduce the relevant pathways involved in both new-onset disease and refractory disease maintenance
4	**Mavrilimumab P2 Trial Underway**	• First-in-class mechanism with the potential to treat both newly diagnosed and refractory patient subsets • Global, P2 proof-of-concept trial ongoing with strata for both patient populations

1) Chandran et al., Scand J Rheumatol, 2015; Trinity Consulting – HCUP/Medicare Data, Quantitative Survey (n=102 rheumatologists); 2) Alba et. al., Medicine 2014 3.) Unpublished Kiniksa Data; 4.) Weyand et al., Ann. Int. Med. 1994; 5.) Yoshihara et al., Immunology 2003; 6.) van Sleen et al., Sci Reports, 2017; 7.) Bussolino et al., Letters to Nature 1989; 8.) Samson et al Autoimm. Rev. 2017

21 | 28 January 2019

KINIKSA

High GM-CSF-Rα mRNA expression GCA Positive Biopsies via RNAscope in GCA positive biopsies GCA Negative Control Biopsy vs control ll Nucleus Red: GM-CSFRα Intima Media Multi-nucleated Giant Cell Elevated GM-CSFRα expression in all 3 layers of the artery (adventitia, media and intima) in GCA positive biopsies compared to controls. Notes: Preliminary Internal Kiniksa data generated at Advanced Cell Diagnostics in November 2018; * in-situ hybridization Adventitia 22 | 28 January 2019 Blue: Ce

High PU.1 mRNA expression via RNAscope in GCA positive biopsies Blue: Cell Nucleus Red: PU.1 transcription factor GCA Positive Biopsies GCA Negative Control Biopsy Elevated expression of downstream transcription factor for colony stimulating factors in all 3 layers of the artery (adventitia, media and intima) in GCA positive biopsies compared to controls Notes: Preliminary internal Kiniksa data generated at Advanced Cell Diagnostics in November 2018; * in-situ hybridization 23 | 28 January 2019

Randomized, double-blind, placebo-controlled Phase 2 study of mavrilimumab Washout Safety Follow-up (12 weeks) in GCA Double-Blind Treatment Period (26 weeks) R 3:2 Clinical Observation Prednisone as per Investigator R 3:2 Primary Efficacy Endpoint Time to Flare 24 | 28 January 2019 Control (n=12) Prednisone Placebo SC once every 2 weeks Stratum B: Relapsing/ Refractory Disease N=30 Active (n=18) Prednisone Mavrilimumab 150 mg SC once every 2 weeks Screening Control (n=12) Prednisone Placebo SC once every 2 weeks Stratum A: Newly-diagnosed N=30 Active (n=18) Prednisone Mavrilimumab 150 mg SC once every 2 weeks

KPL-716 – Phase 2 (monoclonal antibody inhibitor targeting OSMRβ) 3 Rilonacept Mavrilimumab KPL-716 KPL-045 KPL-404 Differentiated molecule with potential to treat variety of pruritic, inflammatory and fibrotic indications 1)Trinity Qualitative Interviews; 2) Trinity Consulting - HCUP/Medicare Data 2012/2013; Quantitative Survey (n=100 dermatologists); Dantas, 2015, “Prevalence of dermatoses in dermatologic evaluation requests from patients admitted to a tertiary hospital for 10 years”; Mortz et al., Britis Journal of Dermatology, 2001; 3) Simpson et al., N Engl J Med, 2016; Ruzicka et al., N Engl J Med, 2017; Reid et al., 2016 ACR Abstract # 1881; Cortellis 25 | 28 January 2019 Mechanism of Action1 Monoclonal antibody inhibitor targeting OSMRβ; a key receptor subunit shared by IL-31 and Oncostatin M Lead Indication Chronic pruritic diseases, including prurigo nodularis (inflammatory skin disease) and atopic dermatitis Addressable Population2 ~300k PN and ~300k moderate-to-severe AD patients eligible for systemic biologics in the U.S. Competition3 Potential for differentiated efficacy and safety; competitors block either IL-31 or OSM activity alone Clinical Development Plan to initiate adaptive design Phase 2a/2b in PN and Phase 2 in multiple diseases characterized by chronic pruritus in 1H 2019 Rights Worldwide

Prurigo nodularis is characterized by pruritic lesions on patients' extremities, which lead to significant distress and decreased quality of life

1 Numerous itchy lesions on extremities and lower back

- PN is characterized by the presence of **one or many raised lesions** in areas that can be scratched or picked at and an **intense itching sensation** in the surrounding area
- PN typically **occurs in middle aged patients, ranging from 35-80 years old**
- PN typically occurs when there is a trigger, such as a rash or bug bite, prompting patients to start a **feedback loop of itching and picking**

2 Presence of lesions and intense desire to itch typically leads to significant distress

- PN typically results in a **decrease in quality of life** due to psychological issues caused by/associated with cosmetic appearance of the lesions and constant itch sensation
- Physicians report that many patients desire to itch may be driven or exacerbated by **psychological or behavioral issues** in some cases

3 Many patients have an underlying skin or allergic condition in addition to PN

- **~30-50%** of PN patients **suffer from atopic conditions,** including, but not limited to **atopic dermatitis**, a common dermatologic disease characterized by dry, itchy, and inflamed skin, and other associated skin conditions; symptoms are relieved with creams and topical steroids





> *"The lesions of mild PN may look similar to skin cancer. However, these discrete lesions are not as well defined."*
> – Dermatologist

> *"Lesions may have a 'thickened' appearance due to the patient scratching, the lesions bursting and then re-healing. Some patients present with lesions that are bleeding."* – Dermatologist

26 | 28 January 2019

KINIKSA

Prurigo nodularis is typically treated by dermatologists through a combination of medications and behavioral therapies; treatment is usually unsuccessful


Diagnosis of Prurigo Nodularis by Dermatologists
~100%
1st line
Emollients + Antipruritic Creams + Topical Corticosteroids + Antihistamines
~60-70%
2nd line
Low-Dose Oral Corticosteroids, Intralesional Steroids, Occlusive Steroid Wrap
~25-30%
KPL-716 may initially slot here
3rd line
UV Phototherapy
~20-30%
4th line
Other Systemic Therapy (e.g. MTX, Cyclosporine, Doxepin, Thalidomide)

Note: none of the above therapies are approved specifically for prurigo nodularis

Sources: 1. Medscape, 2. Trinity Qualitative Research

27 | 28 January 2019

KINIKSA

The prevalence of prurigo nodularis is estimated at ~300K in the U.S.



HCUP/Medicare Data
Literature Sources
Quantitative Survey Data
In 2016, a PN-specific ICD- 10 code was created, ICD10-L28.1
~23K Medicare PN patients
~25% Medicare Split from HCUP
~100K Medicare PN patients
~27.5M Dermatologist Visits in 2014
CDC 2014
~1% of dermatologist visits are made by PN patients, Dantas 2015
~300K US PN Prevalence
Base Case
~1:3.8 Ratio of PN to PsO
Quant Survey
~1.2M Moderate-to-Severe PsO Patients
2017 Cowen Report
~310K Moderate-to-Severe PN patients
~2% of patients seeing Derms have PN
Quant Survey
~27.5M Dermatologist Visits in 2014
CDC 2014
~550K US PN Prevalence

Sources: CDC 2014: National Ambulatory Medical Care Survey: 2014 State and National Summary Tables <https://www.cdc.gov/nchs/data/ahcd/namcs_summary/2014_namcs_web_tables.pdf>; Cowen and Company, Therapeutic Categories Outlook: Comprehensive Study September 2017; Primary Market Research; 3. Dantas, 2015, "Prevalence of dermatoses in dermatologic evaluation requests from patients admitted to a tertiary hospital for 10 years"

28 | 28 January 2019

KINIKSA

IL-31 and OSM are implicated in the pathology of prurigo nodularis

Quantitative Real-time PCR Analysis of IL-31 mRNA in Human Skin



Healthy skin
Psoriasis
Atopic dermatitis
non-lesional
Atopic dermatitis
lesional
Prurigo nodularis
0
0.5
1
IL-31 [RU]



Mean+SD
Healthy skin
Psoriasis
AD non-lesional
AD lesional
Prurigo nodularis
*
***
**

- **IL-31 significantly overexpressed in pruritic skin vs. non-pruritic skin**
  - Highest levels of IL-31 were detected in PN, one of the most pruritic forms of chronic skin inflammation
- **In PN lesions there is a 50-fold upregulation of IL-31 mRNA vs. normal skin and a 4.5-fold upregulation vs. lesional atopic dermatitis**
  - While there was some variability in IL-31 mRNA levels seen among PN patients, levels in all patients were significantly elevated compared with healthy controls

Source: Sonkoly et al., J Allergy Clin Immunol, 2006; Internal Kiniksa Data (Generated by the Loser Lab)

Dual-targeting of OSM and IL-31 though OSMRβ blockade has the potential to be disease modifying



Prurigo Nodularis
IL-31Rα
IL-31
OSMRβ
OSM
0X
5X
10X
15X
20X
25X
Fold Upregulation of mRNA
Prurigo w/ Atopic Diathesis
IL-31Rα
IL-31
OSMRβ
OSM
0X
20X
40X
60X
80X
Fold Upregulation of mRNA

- Messenger RNA levels of IL-31, OSM and their receptor subunits (IL-31Rα and OSMRβ) are significantly elevated in lesions of prurigo nodularis, implicating them as major drivers of pruritus and fibrosis leading to disease pathophysiology
- This phenotype is even more evident in the case of patients with prurigo nodularis that have an atopic diathesis since their receptor subunits are even more highly up-regulated than in prurigo nodularis alone
- These data provide strong mechanistic rationale to target both IL-31 and OSM by blocking OSMRβ

Source: Internal Kiniksa Data (Generated by the Loser Lab)

KINIKSA

29 | 28 January 2019

KPL-716 inhibited IL-31 & OSM signaling through OSMRβ but avoided inhibiting signaling critical to hematopoiesis through OSM/LIFR in *in vitro* studies



T_H2
IL-31
KPL-716
IL-31Rα
OSMRβ
sensory neurons
keratinocytes
pruritus
dermal hyperplasia
inflammation
Mφ
T-cell
PMN
mast cell
OSM
KPL-716
gp130
OSMRβ
sensory neurons
mesenchymal lineage cells
epithelial cells
fibrosis
dermal hyperplasia
Inflammation/pain
Many cell types
OSM
LIF
LIFR
gp130
LIFRβ
Hematopoietic and many other cell types
hematopoiesis
and
many other processes

30 | 28 January 2019

KINIKSA

KPL-716 primate showed signs of potential efficacy in two validated non-human models of pruritus NHP Model of Pruritus* and inflammation after a single dose NHP Model of Inflammation* A single dose of KPL-716 at 3mg/kg inhibited pruritic response driven by supraphysiologic levels of IL-31 for over 2 weeks A single dose of KPL-716 at 10mg/kg increased tail withdrawal latency; implicates OSMRβ in the inflammatory response 31 | 28 January 2019 * Unpublished data: not to be reproduced without Kiniksa’s express permission

KPL-716 placebo-controlled, single-ascending-dose Phase 1a/1b study design Phase 1a: Normal Healthy Volunteer (n=50) Dose Groups Phase 1b: Subjects with Atopic Dermatitis (n=32) Patient Experience d60 d0 d28 d90/d120 SV1 SV2 7d wash off of all prior therapies Primary endpoint: Safety and Tolerability Secondary endpoint: PK and ADA Dose Groups Primary endpoint: Safety and Tolerability Secondary endpoint: PK and ADA Exploratory endpoints: Early Signal of (6 active / 2 placebo) 32 | 28 January 2019 1.5 mg/kg (3 active / 2 placebo) Safety & PK in AtD subjects 360 mg SC 1.5 mg/kg SC (6 active / 2 placebo) 0.3 mg/kg (3 active / 2 placebo) Safety & PK in AtD subjects Exploratory Efficacy Analysis: KPL-716 7.5 mg/kg (n=10) vs. Placebo pooled (n=10) 1.5 mg/kg (6 active / 2 placebo) Efficacy 1.5 mg/kg (3 active / 2 placebo) Safety & PK in AtD subjects 7.5 mg/kg (10 active / 6 placebo) Single SC Dose 5 mg/kg (6 active / 2 placebo) Single IV Dose 10 mg/kg (6 active / 2 placebo) 20 mg/kg (6 active / 2 placebo) IGA of 3 or 4 > 10% BSA NRS > 7 SV1 NRS > 5 d-1 Single SC Dose TCS as rescue for flare only All subjects sent home with TCS PK & safety monitoring only Daily e-diary NRS worst itch (past 24 hours) EASI, IGA, SCORAD on days 4, 7, 14, 21, 28, 60 Single IV Dose

Baseline parameters were balanced overall

KPL-716 recipients had more atopic dermatitis flares in the year prior to enrollment, suggesting more unstable disease at baseline compared with placebo

Baseline Demographics/Disease Characteristics: AD	KPL-716 7.5 mg/kg IV	Placebo Pooled IV
Age, mean (SD), years	29.7 (11.2)	41.7 (10.9)
Male, %	50	70
White, %	70	70
Elevated IgE, %	60	60
History of any allergic disease, %	40	60
#AD flares in past year, mean (SD)	28.1 (41.6)	3.7 (3.5)
Body surface area affected by AD, mean (SD)	24.2 (8.0)	34.1 (28.0)
Weekly average WI-NRS, mean (SD)	8.0 (1.3)	8.2 (0.7)
Total EASI, mean (SD)	19.9 (7.6)	25.3 (14.1)
Total SCORAD, mean (SD)	66.7 (10.7)	60.7 (13.7)
IGA=3, %	80	80
IGA=4, %	20	20

Baseline is defined as the last measurement prior to dosing, AD = atopic dermatitis, IV = intravenous, IGA = Investigator's Global Assessment (severity scale), WI-NRS = Worst Itch Numerical Rating Scale, EASI = Eczema Area and Severity Index, SCORAD = Scoring atopic dermatitis (severity scale)

33 | 28 January 2019

KINIKSA

KPL-716 No Deaths No SAEs was well-tolerated in single-dose Phase 1a/1b study • • • • • • • • • No Thrombocytopenia No Peripheral Edema No Conjunctivitis Drug-Related Treatment Emergent Adverse Events (DR-TEAEs) infrequent and not related to dose All resolved without sequalae • No Discontinuations due to AEs No Infusion Reactions No Injection Site Reactions Normal Healthy Volunteers Subjects with Atopic Dermatitis 34 | 28 January 2019 * The only moderate DR-TEAE occurred after a protocol violation. KPL-716 (SC) Placebo (SC) 1.5 mg/kg n=4 Pooled n=2 Mild dizziness (n=1) 0 0 0 N/A N/A AE KPL-716 (IV) Placebo (IV) 0.3 mg/kg n=3 1.5 mg/kg n=3 7.5 mg/kg n=10 Pooled n=10 DR-TEAE* 0 Mild headache (n=1), Decreased appetite (n=1) Moderate dizziness (n=1) Mild somnolence (n=1) AD flare 1 0 2 3 Study day of AD flare 7 N/A 14, 20 1, 5, 45 KPL-716 (SC) Placebo (SC) 1.5 mg/kg n=6 360 mg n=7 Pooled n=5 Mild flushing (n=1) Mild anemia (n=1) 0 AE KPL-716 (IV) Placebo (IV) 1.5 mg/kg n=6 5 mg/kg n=6 10 mg/kg n=6 20 mg/kg n=6 Pooled n=8 DR-TEAE 0 Mild headache (n=1) 0 0 0

Exploratory efficacy endpoints and analysis plan Efficacy Endpoints • Pruritus: ̶ ̶ Weekly average of daily WI-NRS (worst itch in past 24 hours) collected by daily eDiary Pruritus Visual Analog Scale, a component of SCORAD (average itch in past 3 days) collected at study visits • Sleep loss VAS: ̶ A component of SCORAD (average sleep loss in past 3 nights) • Eczema Area Severity Index (EASI) Post Hoc Efficacy Analysis • 10 KPL-716 subjects (7.5 mg/kg IV) versus 10 placebo subjects (pooled IV) from baseline to Day 28 • “Last Observation Carried Forward” approach used for data values after rescue medication administered. responder after rescue (responder analysis). Subject was considered non-̶ ̶ Two KPL-716: 2 AD flares (d15 and d21) Three placebo: 2 AD flares (d3, d14), 1 anti-histamine use for upper respiratory infection (d26) • Similar results obtained if data values after rescue medication administration were included or excluded 35 | 28 January 2019 AD = atopic dermatitis, IV = intravenous, WI-NRS = Worst Itch Numerical Rating Scale, EASI = Eczema Area and Severity Index, SCORAD = Scoring atopic dermatitis (severity scale)

Single doses in Phase 1a/1b provided early evidence indicative of target engagement and showed reduction in pruritus over the 28-day monotherapy period Pruritus Visual Analog Scale (VAS)* Weeks Weekly Average Worst Itch Numerical Rating Scale (WI-NRS) Weeks 0 1 2 3 4 0 1 2 3 4 0 0 -10.4% (n=10) -10 -10 -17.6% (n=10) -20 -20 -30 -30 -40.4% (n=10) -40 -40 -50 -50 -55.4% (n=10) -60 -60 -70 -70 KPL-716 (7.5 mg/kg IV) Placebo (Pooled IV) KPL-716 (7.5 mg/kg IV) Placebo (Pooled IV) In subjects who received rescue medication, last observation was carried forward. Two KPL-716 recipients (d15, d21) and three placebo recipients (d3, d14, d26) * VAS = Visual Analog Scale and a component of SCORAD (Scoring atopic dermatitis) severity scale 36 | 28 January 2019 Mean (± SEM) % Change From Baseline Pruritus VAS* Mean (± SEM) % Change From Baseline WI-NRS

The maximum decrease in WI-NRS at day 28 in the absence of concomitant TCS was > 8-points in KPL-716 recipients compared to > 4-points in placebo WI-NRS Reduction from Baseline 8.0-8.9 pts 7.0-7.9 pts 6.0-6.9 pts 5.0-5.9 pts 4.0-4.9 pts Wk 1 Wk 2 Wk 3 Wk 4 Subjects were treated as non-responders after rescue. Two KPL-716 recipients (d15, d 21) and three placebo recipients (d3, d14, d26). 37 | 28 January 2019 WI-NRS = Worst Itch Numerical Rating Scale, TCS = topical corticosteroids KPL-716 (7.5mg/kg IV) KPL-716 Subjects with >4 WI-NRS Reduction from Baseline % of Subjects# of Subjects 100%10 90%9 80%8 70%7 60%6 50%5 40%4 30%3 20%2 10%1 0%0 50% 40% 10% 30% 10% 30% 10% 10% 20% 20% 10% 20% 20% 10% 10% Placebo (Pooled IV) Placebo Subjects with >4 WI-NRS Reduction from Baseline % of Subjects# of Subjects 100%10 90%9 80%8 70%7 60%6 50%5 40%4 30%3 20%2 10%1 0%0 Wk 1Wk 2Wk 3Wk 4 10%10%10%

Single doses in Phase 1a/1b showed reduction in sleep loss and disease severity over the 28-day monotherapy Sleep Loss VAS* Weeks period Eczema Area and Severity Index (EASI) Weeks 0 1 2 3 4 0 1 2 3 4 0 20 10 0 -10 -20 -30 -10 -2.3% (n=10) -20 -25% (n=10) -30 -40 -42.3% (n=10) -40 -50 -60 -70 -80 -50 -60 -59.5% (n=10) -70 KPL-716 (7.5 mg/kg IV) Placebo (Pooled IV) KPL-716 (7.5 mg/kg IV) Placebo (Pooled IV) In subjects who received rescue medication, last observation was carried forward. Two KPL-716 recipients (d15, d21) and three placebo recipients (d3, d14, d26) 38 | 28 January 2019 * VAS = Visual Analog Scale and a component of SCORAD (Scoring atopic dermatitis) severity scale Mean (± SEM) % Change From Baseline Sleep Loss VAS* Mean (± SEM) % Change From Baseline EASI

PK/PD model predicts that weekly SC dosing provides sufficient/high exposures for current POC studies as well as studying alternate dosing regimens in future dose-finding studies (e.g., q2w and/or qm)



Measured KPL-716 PK From P1b Single Dose
Duration of the anti-pruritic effect of KPL-716 at the 7.5 mg/kg IV dose persisted for at least 6 weeks
7.5mg/kg IV
1.5mg/kg IV
1.5mg/kg sc
0.3mg/kg IV
Note: Measured Absolute Bioavailability at the 1.5 mg/kg SC dose ranged from 41.8% to 64.7%
7.5 mg/kg IV dose level was detectable through at least 8 weeks and demonstrated dose-dependent elimination
KPL−716 Concentration (µg/mL)
Time (weeks)



Phase 1b data used to build predictive PK/dosing model for currently ongoing multiple-dose studies (RSD, PN, Chronic pruritus pilot)
Prurigo Nodularis: 720mg SC loading dose / 360mg SC qw thereafter with week 8 and week 16 endpoints
Repeated Single Dose P1b in AtD: 360mg SC qw with week 12 endpoints
Multi-indication Pilot: 720 mg SC loading dose / 360mg SC qw thereafter with week 8 endpoints
Note: Model based upon Absolute Bioavailability of 65% at the 360 mg SC dose
7.5mg/kg IV single dose (from P1b)
KPL−716 Concentration (µg/mL)
Time (weeks)

39 | 28 January 2019

Planned KPL-716 adaptive design Phase 2a/2b trial in prurigo nodularis

Ph2a Proof-of-Concept (POC) Segment

- **Objective:** Assess pruritus reduction
- **Sample size:** n=100
- **Dose:** 720 mg SC loading dose --> 360 mg single SC QW thereafter


Treatment Period – 16 weeks
Randomization
Screening Period
1:1
KPL-716
Placebo
Potential interim analysis could provide early GO to Phase 2b segment

Primary Endpoint:
- % change from baseline in weekly average Worst Itch-Numeric Rating Scale (WI-NRS)

Key Secondary Endpoints:
- Proportion of subjects achieving at least a 4-point reduction from baseline in weekly average WI-NRS
- % change from baseline in pruritus Visual Analog Scale (VAS)

Other Secondary Endpoints:
- Exploratory tools will be used to measure disease modification

Ph2b Dose Range-Finding Segment:

- **Objective:** Define optimal KPL-716 dose/regimen on pruritus endpoint
- **Sample size:** n=300 (anticipated)
- **Doses/Interval:** TBD


Treatment Period- 16 weeks
Screening & Randomization (1:1:1:1:1)
KPL-716 Dose / Regimen
KPL-716 Dose / Regimen
KPL-716 Dose / Regimen
KPL-716 Dose / Regimen
Placebo

Primary Endpoint:
- Likely identical to Ph2a, but will be adjusted if needed based on Ph2a data

Secondary Endpoints:
- Will be determined based on observations from Ph2a

40 | 28 January 2019

KINIKSA

Planned KPL-716 exploratory pilot study in multiple diseases characterized by chronic pruritus

Pilot Study Rationale

(1) Investigate presence of IL-31 & OSM signature in multiple diseases characterized by chronic pruritus
(2) In diseases where IL-31 is present (based on post-hoc biopsy analysis) → link inhibition of IL-31 with KPL-716 to clinical response
(3) Diseases where IL-31 is NOT present (based on post-hoc biopsy analysis) → Investigate whether blocking OSMRβ has any effect

Chronic Idiopathic Urticaria (CIU)	• **US Prevalence:** ~2-3 M[1,2] • **Pruritus Burden:** ~1-in-3 experience pruritus refractory to conventional therapies; ~15-20% treated with Xolair continue to experience pruritus[3]
Chronic Idiopathic Pruritus (CIP)	• **US Prevalence:** Treating physicians report ~1 CIP patient for every 3 atopic dermatitis patients[3,4,] • **Pruritus Burden:** ~50% experience symptoms lasting for >1-yr; ~1-in-3 treated patients experience refractory pruritus[3]
Lichen Planus (LP)	• **US Prevalence:** ~0.5 M+[5] • **Pruritus Burden:** ~1-in-3 treated patients experience refractory pruritus[3]
Lichen Simplex Chronicus (LSC)	• **US Prevalence:** Treating physicians report ~1 LSC patient for every PN patient[3] (~0.3 M addressable in the US)[6,7] • **Pruritus Burden:** ~40% of treated patients experience refractory pruritus[3]
Plaque Psoriasis	• **US Prevalence:** ~12 M[8,9] • **Pruritus Burden:** ~2-3 M patients in US with moderate-to-severe pruritus[9]

Subject Experience in Each Disease Cohort



720 mg SC loading dose followed by weekly 360 mg single SC administration
d1
Wk8 1° End Pt
Screening
Drug/PBO Treatment Period
Follow-up Period
NRS ≥ 7 at Screening
NRS ≥ 5 at d1
Bloodwork
Drug washout
Biopsy
Enrollment:
• Up to 16 active and 10 placebo subjects per independent disease cohort
Measures:
• Daily e-diary NRS worst itch (past 24 hours) & other measures of pruritus
• Primary and secondary endpoints at week 8

Note: US prevalence figures are estimates based on references which may include only a single EU country and/or based on primary market research where physicians were asked to relate the estimated number of patients they treat with the target disease in relation to another disease they treat where the prevalence estimates are more well known

1) Gaig et al., Epidemiology of urticaria in Spain, J Investig Allergol Clin Immunol. 2004 | 2) Saini, Chronic Spontaneous Urticaria, Immunology & Allergy Clinics, 2014 | 3) Kiniksa survey data (n=83 dermatologists, n=38 allergists) | 4) Weisshaar et al., European Guideline on Chronic Pruritus; Acta Derm Venereol 2012 | 5) Cleach & Chosidow, Lichen Planus, NEJM 2012 | 6) Dantas, 2015, Prevalence of dermatoses in dermatologic evaluation requests from patients admitted to a tertiary hospital for 10 years, An Bras Dermatol. 2015 | 7) HCUP/Medicare Data 2012/2013 | 8) Michalek et al., A systematic review of worldwide epidemiology of psoriasis, J Eur Acad Dermatol Venereol. 2017 | 9) Menlo Tx Company Presentation June 2018

41 | 28 January 2019

KINIKSA

KPL-716 placebo-controlled repeated-single-dose Phase 1b study design in patients with moderate-to-severe atopic dermatitis SV2 D0 D77 D147 SV1 KPL-716 360 mg or placebo (1:1) via SC injection once weekly for 12 weeks 1 - 40 Days 7 Days 42 | 28 January 2019 Wash off TCS TCS as Rescue for Flare Only Twice Daily Emollient Use Recorded Daily in E-Diary Pruritus NRS Score Recorded Daily in E-Diary IGA, EASI, SCORAD to be Performed at Specified Study Visits Key Inclusion Criteria: • IGA of 3 or 4 • BSA > 10% • EASI > 12 • NRS >7 at SV1 • NRS >5 at d0

KPL-045 – Preclinical (monoclonal antibody targeting CD30L) 4 Rilonacept Mavrilimumab KPL-716 KPL-045 KPL-404 Fully-human monoclonal antibody inhibitor of signaling between CD30 and CD30L • Involved in T-effector memory function, humoral response & TH2 immunity • CD30L is expressed at high levels on activated T cells • Proof-of-mechanism established in mice and non-human primates • Continuing preclinical activities 43 | 28 January 2019

KPL-404 – Preclinical (monoclonal antibody targeting CD40) 5 Rilonacept Mavrilimumab KPL-716 KPL-045 KPL-404 Humanized monoclonal antibody inhibitor of signaling between CD40L and CD40 • CD40/CD40L interaction between B & T-cells are required for humoral responses • Antigen presenting cells express and require signaling through CD40 for activation • Proof-of-mechanism established in non-human primates • Continuing preclinical activities 44 | 28 January 2019

Kiniksa at a glance Financial Highlights Corporate Highlights Cash and Short-Term Investments* Shares Outstanding Capital Allocation to Highest Value Opportunities Across Existing Portfolio, Internal R&D and Business Development * As of September 30, 2018 45 | 28 January 2019 $490M Gross Proceeds Raised to Date $338M 49.5M Bermuda-Based Corporate Entity 5 Pipeline Programs >180 Issued Patents

clinical-stage programs 5 investigational indications 10 pivotal Phase 3 trial 1 Phase 2 trials 3 Anticipated Achievements by Year-End 2019 Phase 2 trial complete 1 Phase 1 trial complete 1 2 clinical data readouts multiple internal, discovery-stage projects 278 January 2019 46

Summary of anticipated corporate milestones for 2019-2020

Program	Milestone	Anticipated Timing
Rilonacept	Present Phase 2 trial data in recurrent pericarditis at ACC	1H 2019
	Top-line data from Phase 3 RHAPSODY trial in recurrent pericarditis	2H 2020
Mavrilimumab	Top-line data from global Phase 2 trial in GCA	2H 2020
	Provide data from non-clinical and biomarker studies on the role of GM-CSF in GCA	2H 2019
	Announce additional investigational indication for mavrilimumab	2H 2019
KPL-716	Initiate adaptive design Phase 2a/Phase 2b in prurigo nodularis	1H 2019
	Initiate Phase 2 exploratory pilot study in multiple diseases characterized by chronic pruritus	1H 2019
	1. chronic idiopathic pruritus	
	2. chronic spontaneous urticaria	
	3. plaque psoriasis	
	4. lichen simplex chronicus	
	5. lichen planus	
	Provide data from non-clinical and biomarker studies of IL-31 and OSM in prurigo nodularis and atopic dermatitis	2H 2019
	Present top-line data from repeated-single-dose Phase 1b in atopic dermatitis	2H 2019
	Present top-line data from Phase 2a trial in PN	1H 2020
	Present top line data from Phase 2a exploratory pilot study in multiple diseases characterized by chronic pruritus	2H 2020
KPL-045	File IND	2H 2019
	Initiate Phase 1 trial	1H 2020
KPL-404	File IND	2H 2019
	Initiate Phase 1 trial	1H 2020

47 | 28 January 2019

KINIKSA

TM Relentless. Passionate. Focused.